Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	BROOKFIELD CORPORATION
Address of Joint Filer:	Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BROOKFIELD CORPORATION

/s/ Swati Mandava
Name: Swati Mandava
Title: Managing Director, Legal and Regulatory
Date: October 10, 2023

Name of Joint Filer:	BAM PARTNERS TRUST
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BAM PARTNERS TRUST, by its trustee, BAM CLASS B PARTNERS INC.

/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Secretary
Date: October 10, 2023

Name of Joint Filer:	BIPC HOLDING LP
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BIPC HOLDING LP, by its general partner, BIPC GP HOLDINGS INC.

/s/ Albert Lin
Name: Albert Lin
Title: Secretary
Date: October 10, 2023

Name of Joint Filer:	BIPC GP HOLDINGS INC.
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BIPC GP HOLDINGS INC.

/s/ Albert Lin
Name: Albert Lin
Title: Secretary
Date: October 10, 2023

Name of Joint Filer:	BROOKFIELD INFRASTRUCTURE PARTNERS L.P.
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BROOKFIELD INFRASTRUCTURE PARTNERS L.P., by its general partner, BROOKFIELD INFRASTRUCTURE PARTNERS LIMITED

/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary
Date: October 10, 2023

Name of Joint Filer:	BROOKFIELD INFRASTRUCTURE PARTNERS LIMITED
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BROOKFIELD INFRASTRUCTURE PARTNERS LIMITED

/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary
Date: October 10, 2023

Name of Joint Filer:	BROOKFIELD INFRASTRUCTURE CORPORATION
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BROOKFIELD INFRASTRUCTURE CORPORATION

/s/ Michael Ryan
Name: Michael Ryan
Title: Company Secretary
Date: October 10, 2023

Name of Joint Filer:	BIF V BERMUDA GP LIMITED
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BIF V BERMUDA GP LIMITED

/s/ James Bodi
Name: James Bodi
Title: Director
Date: October 10, 2023

Name of Joint Filer:	BIF V CARRY SPLITTER L.P.
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BIF V CARRY SPLITTER L.P., by its general partner, BIF V BERMUDA GP LIMITED

/s/ James Bodi
Name: James Bodi
Title: Director
Date: October 10, 2023

Name of Joint Filer:	BIF V THANOS CARRY L.P.
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BIF V THANOS CARRY L.P., by its general partner, BIF V CARRY SPLITTER L.P., by its general partner, BIF V BERMUDA GP LIMITED

/s/ James Bodi
Name: James Bodi
Title: Director
Date: October 10, 2023

Name of Joint Filer:	BROOKFIELD IF V THANOS AGGREGATOR LLC
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	BROOKFIELD IF V THANOS AGGREGATOR LLC, by its manager, BIF V BERMUDA GP LIMITED

/s/ James Bodi
Name: James Bodi
Title: Director
Date: October 10, 2023

Name of Joint Filer:	THANOS AGGREGATOR LLC
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	THANOS AGGREGATOR LLC, by its manager, BIF V BERMUDA GP LIMITED

/s/ James Bodi
Name: James Bodi
Title: Director
Date: October 10, 2023

Name of Joint Filer:	THANOS HOLDINGS LIMITED
Address of Joint Filer:	c/o Brookfield Corporation
Brookfield Place
181 Bay Street, Suite 100
Toronto A6 M5J2T3
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Triton International Ltd [ TRTN ]
Date of Event Requiring this Statement (Month/Day/Year):	September 28, 2023
Designated Filer:	Brookfield Corporation
Signature:	THANOS HOLDINGS LIMITED

/s/ James Bodi
Name: James Bodi
Title: Director
Date: October 10, 2023